                                                                    EXHIBIT 99.1

                     CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Prospectus constituting a part of this Registration Statement on Form S-3 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (being renamed Pennzoil-Quaker State Company).


                                         /s/ Howard H. Baker, Jr.
                                         ------------------------
                                         Howard H. Baker, Jr.

September 30th, 1998
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                      CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Prospectus constituting a part of this Registration Statement on Form S-3 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (being renamed Pennzoil-Quaker State Company).


                                         /s/ W.L. Lyons Brown, Jr.
                                         -------------------------
                                         W. L. Lyons Brown, Jr.

September 30, 1998

                     CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Prospectus constituting a part of this Registration Statement on Form S-3 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (being renamed Pennzoil-Quaker State Company).


                                         /s/ Ernest H. Cockrell
                                         ----------------------
                                         Ernest H. Cockrell

September 30, 1998

                     CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Prospectus constituting a part of this Registration Statement on Form S-3 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (being renamed Pennzoil-Quaker State Company).


                                         /s/ Alfonso Fanjul
                                         ------------------
                                         Alfonso Fanjul

September 30, 1998

                     CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Prospectus constituting a part of this Registration Statement on Form S-3 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (being renamed Pennzoil-Quaker State Company).


                                         /s/ Berdon Lawrence
                                         -------------------
                                         Berdon Lawrence

September 30, 1998

                     CONSENT OF PERSON TO BECOME DIRECTOR

     Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to the use of his name and to being named in the Prospectus constituting a part of this Registration Statement on Form S-3 of Pennzoil Products Company as a person to become a director of Pennzoil Products Company (being renamed Pennzoil-Quaker State Company).


                                         /s/ Gerald B. Smith
                                         -------------------
                                         Gerald B. Smith

September 30, 1998

               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR

The undersigned hereby consents to the use of his name in the Registration Statement on Form S-3 of Pennzoil Products Company (to be renamed "Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF PENNZOIL-QUAKER STATE COMPANY") as a designee to become a director of Pennzoil-Quaker State Company.



/s/ Herbert M. Baum                           September 21, 1998
-------------------                           ------------------
Herbert M. Baum                               Date:
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               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR

The undersigned hereby consents to the use of his name in the Registration Statement on Form S-3 of Pennzoil Products Company (to be renamed "Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF PENNZOIL-QUAKER STATE COMPANY") as a designee to become a director of Pennzoil-Quaker State Company.



/s/ C. Frederick Fetterolf                    September 22, 1998
--------------------------                    ------------------
C. Frederick Fetterolf                        Date:
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               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR

The undersigned hereby consents to the use of his name in the Registration Statement on Form S-3 of Pennzoil Products Company (to be renamed "Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF PENNZOIL-QUAKER STATE COMPANY") as a designee to become a director of Pennzoil-Quaker State Company.



/s/ Forrest R. Haselton                       September 20, 1998
-----------------------                       ------------------
Forrest R. Haselton                           Date:
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               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR

The undersigned hereby consents to the use of his name in the Registration Statement on Form S-3 of Pennzoil Products Company (to be renamed "Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF PENNZOIL-QUAKER STATE COMPANY") as a designee to become a director of Pennzoil-Quaker State Company.



/s/ L. David Myatt                            September 21, 1998
------------------                            ------------------
L. David Myatt                                Date:
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               CONSENT OF PERSON DESIGNATED TO BECOME A DIRECTOR

The undersigned hereby consents to the use of his name in the Registration Statement on Form S-3 of Pennzoil Products Company (to be renamed "Pennzoil-Quaker State Company" under the heading "MANAGEMENT OF PENNZOIL-QUAKER STATE COMPANY") as a designee to become a director of Pennzoil-Quaker State Company.



/s/ Lorne R. Waxlax                           September 21, 1998
-------------------                           ------------------
Lorne R. Waxlax                               Date: